Exhibit 10.25
AMENDMENT NO. 1 AND WAIVER
TO
FIRST LIEN TERM LOAN CREDIT AGREEMENT

AMENDMENT NO. 1 AND WAIVER, dated as of February 26, 2019 (this “Amendment”), to the First Lien Term Loan Credit Agreement, dated as of September 22, 2017 (as amended, supplemented or restated prior to the date hereof and including the Amendment, the “Credit Agreement”), by and among Tronox Limited (ACN 153 348 111), an Australian public limited company incorporated in the Commonwealth of Australia, Tronox Finance LLC, a Delaware limited liability company (the “Borrower”), Tronox Blocked Borrower LLC, a Delaware limited liability company, the Lenders from time to time party thereto and Bank of America, N.A., as administrative agent (the “Administrative Agent”) and collateral agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Credit Agreement may be amended, and Events of Default thereunder waived, in a writing signed by the Borrower, the Administrative Agent and the Required Lenders; and

WHERAS, the Borrower wishes to amend certain provisions of the Credit Agreement on the terms set forth herein, and the Administrative Agent and the Lenders constituting the Required Lenders under the Credit Agreement agree, pursuant to Section 9.02(b) of the Credit Agreement, to such amendments and to the waiver set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.          Amendment to Section 1.01.  Section 1.01 of the Credit Agreement is hereby amended by:

(a)
deleting the following entities from the definition of “Unrestricted Subsidiaries”:  Tronox Sands LLP, Tronox Sands UK Holdings Limited, Tronox Sands Investment Funding Limited and Tronox UK Finance Limited;

(b)	adding the words “(other than, for purposes of Section 6.08(b), the Intercompany Loans)” after the words “any Indebtedness” in the definition of “Subordinated Indebtedness”;

(c)
adding the words “, and Tronox Sands LLP, Tronox Sands UK Holdings Limited, Tronox Sands Investment Funding Limited and Tronox UK Finance Limited shall constitute Restricted Subsidiaries” to the end of the definition of “Restricted Subsidiary”; and

(d)	inserting the new defined term in the proper alphabetical order:

“Intercompany Loans” means (a) that certain Intercompany Loan, dated as of June 2012, between Tronox UK Finance Limited, as the lender, and Tronox Mineral Sands (Pty) Ltd., as the borrower, in the approximate principal amount of ZAR 5,080 million, and (b) that certain Intercompany Loan, dated as of June 2012, between Tronox UK Finance Limited, as the lender, and Tronox KZN Sands (Pty) Ltd., as the borrower, in the approximate principal amount of ZAR 777 million.

Section 2.          Amendment to Schedule 6.01.  Schedule 6.01 to the Credit Agreement is hereby amended, with effect as of the Closing Date, by adding new items 13 and 14 below immediately after paragraph 12 on such schedule:

“13. Intercompany Loan, dated as of June 2012, between Tronox UK Finance Limited, as the lender, and Tronox Mineral Sands (Pty) Ltd., as the borrower, in the approximate principal amount of ZAR 5,080 million.

14. Intercompany Loan, dated as of June 2012, between Tronox UK Finance Limited, as the lender, and Tronox KZN Sands (Pty) Ltd., as the borrower, in the approximate principal amount of ZAR 777 million.”

Section 3.          Limited Waiver.  Subject to the conditions set forth below, and in reliance on the representations, warranties, covenants and other agreements contained herein, the Required Lenders hereby waive, with effect as of the Closing Date, any Event of Default that may have occurred and be continuing as a result of or in relation to (a) the Borrower’s omission on Schedule 6.01 to the Credit Agreement as of the Closing Date to include the Intercompany Loans (as defined in the Credit Agreement) or (b) the failure of the Intercompany Loans to comply with clause (2) of the last paragraph of Section 6.01 of the Credit Agreement.

Section 4.          Representations and Warranties, No Default.  Each Loan Party hereby represents and warrants that as of the Amendment No. 1 Effective Date and after giving effect to the amendments set forth in this Amendment, (i) this Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes, when executed and delivered by such Loan Party, a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to (x) Debtor Relief Laws and general principles of equity regardless of whether considered in a proceeding in equity or at law and (y) the effect of foreign laws, rules and regulations as they relate to Indebtedness owed by Foreign Subsidiaries, (ii) such Loan Party has the corporate or other organizational power and authority to execute, deliver and perform its obligations under this Amendment and each other agreement or instrument contemplated hereby to which it is a party, and (iii) no Default or Event of Default exists and is continuing.

Section 5.          Effectiveness.  This Amendment shall become effective on the date (such date, the “Amendment No. 1 Effective Date”) that the following conditions have been waived or satisfied:

(a)	The Administrative Agent shall have received executed signature pages hereto from the Borrower, the other Loan Parties, the Administrative Agent, and Lenders constituting the Required Lenders;

(b)
The Administrative Agent shall have received (on behalf of the Required Lenders party hereto) a non-refundable amendment fee payable to each Lender who has remitted (without condition to release) its executed signature page on or before 5:00 p.m. New York City time on February 25, 2019,  in an amount equal to 0.05% of the outstanding principal amount of the Initial Dollar Term Loan held by such Lender as of February 25, 2019;

(c)
The Administrative Agent shall have received a true and complete copy of Amendment No. 1 to Revolving Syndicated Facility Agreement dated and in full force and effect on or about the date of this Amendment; and

(d)	The representations and warranties set forth in Section 4 of this Amendment shall be true and correct on and as of the Amendment No. 1 Effective Date.

Section 6.          Post-Amendment No. 1 Effective Date Covenant. On or prior to the date that is 90 days after the Amendment No. 1 Effective Date (unless otherwise extended by the Administrative Agent in its sole discretion), if the Intercompany Loans have not otherwise been repaid in full, the Administrative Agent shall have received a true and complete copy of (a) Debtor Accession Deeds executed by Tronox Mineral Sands (Proprietary) Ltd, Tronox KZN Sands Pty Ltd (each as Acceding Debtors) and the Collateral Agent, and (b) a Creditor Accession Undertaking executed by Tronox UK Finance Limited (as Acceding Intra-Group Lender) and the Collateral Agent, in each case under the Intercompany Intercreditor Agreement.

Section 7.          Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of an original counterpart of this Amendment.

Section 8.          Governing Law; Waiver of Jury Trial, Etc..

THE PROVISIONS OF SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS.

Section 9.          Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 10.          Effect of Amendment.  The waiver expressly included in Section 3 is a limited waiver and shall not be deemed or otherwise construed to constitute a waiver of any other Default or Event of Default or a consent to any other future breach of the Credit Agreement or any of the other Loan Documents. The Lenders hereby reserve their rights under the Loan Documents and applicable law in respect of such other Defaults or Events of Default and other future breaches. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document or be construed as a novation thereof.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement as amended hereby, or any other Loan Document as amended hereby, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

Section 11.          Acknowledgement and Affirmation.  Each Loan Party party hereto expressly acknowledges that (a) all of its obligations under the Guarantee Agreement, the Collateral Agreements and the other Loan Documents to which it is a party are hereby reaffirmed and remain in full force and effect on a continuous basis and (ii) its grant of security interests pursuant to the Collateral Agreements is hereby reaffirmed and remains in full force and effect after giving effect to this Amendment.

Section 12.          No Novation.  By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation of, but rather a supplement to, the terms of the pre-existing indebtedness and related agreements as evidenced by the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TRONOX FINANCE LLC,
as Borrower

By:	/s/ Timothy Carlson
Name: Timothy Carlson
Title: Vice President and Chief Financial Officer

TRONOX INCORPORATED
TRONOX LLC
TRONOX PIGMENTS LLC

By:	/s/ Timothy Carlson
Name: Timothy Carlson
Title: Vice President and Chief Financial Officer

TRONOX US HOLDINGS INC.

By:	/s/ Timothy Carlson
Name: Timothy Carlson
Title: Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 and Waiver to Term Loan Credit Agreement]

SIGNED, SEALED and DELIVERED by	)
Edward T. Prosapio	)
as attorney for	)
TRONOX PIGMENTS PTY LIMITED	)
(ACN 052 533 829))
under power of attorney dated 22 February, 2019)
)
in the presence of:	)
)
/s/ Julie A. Constantinides	)
Signature of witness	)
)
Julie A. Constantinides
Name of witness (block letters)

/s/ Edward T. Prosapio
By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney

SIGNED, SEALED and DELIVERED by	)
Edward T. Prosapio	)
as attorney for	)
TRONOX AUSTRALIA HOLDINGS PTY LIMITED (ACN 155 254 274))
TRONOX AUSTRALIA PIGMENTS HOLDINGS PTY LIMITED	)
(ACN 155 120 728))
TRONOX GLOBAL HOLDINGS PTY LIMITED	)
(ACN 154 691 826))
TRONOX LIMITED (ACN 153 348 111))
TRONOX PIGMENTS AUSTRALIA HOLDINGS PTY LIMITED	)
(ACN 155 235 304))
TRONOX PIGMENTS AUSTRALIA PTY LIMITED	)
(ACN 155 254 336)
TRONOX SANDS HOLDINGS PTY LIMITED
(ACN 154 709 332)
TRONOX HOLDINGS (AUSTRALIA) PTY LTD
(ACN 071 040 750)
TRONOX AUSTRALIA PTY LTD
(ACN 009 084 851)
TIO2 CORPORATION PTY LTD
(ACN 009 124 181)
YALGOO MINERALS PTY. LTD.
(ACN 008 948 383)
TIFIC PTY. LTD. (ACN 009 123 451)
TRONOX MINERAL SALES PTY LTD
(ACN 009 344 094)
TRONOX MANAGEMENT PTY LTD
(ACN 009 343 364)
TRONOX WESTERN AUSTRALIA PTY LTD
(ACN 009 331 195)
TRONOX WORLDWIDE PTY LIMITED
(ACN 158 561 061)
under power of attorney dated 15 September, 2017

in the presence of:

/s/ Julie A. Constantinides
Signature of witness

Julie A. Constantinides
Name of witness (block letters)

/s/ Edward T. Prosapio
By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney

TRONOX INTERNATIONAL FINANCE LLP

By:	/s/ Steven A. Kaye
Name:	Steven A. Kaye
Title:	Representative Board Member of Tronox Limited

TRONOX UK LIMITED

By:	/s/ Steven A. Kaye
Name:	Steven A. Kaye
Title:	Director

TRONOX UK HOLDINGS LIMITED

By:	/s/ Steven A. Kaye
Name:	Steven A. Kaye
Title:	Director

TRONOX FINANCE PLC

By:	/s/ Steven A. Kaye
Name:	Steven A. Kaye
Title:	Director

TRONOX INTERNATIONAL HOLDINGS GMBH

By:	/s/ Steven A. Kaye
Name:	Steven A. Kaye
Title:	Chairman of the Management Board

TRONOX HOLDINGS COÖPERATIEF U.A.

By:	/s/ Steven A. Kaye
Name:	Steven A. Kaye
Title:	Director A

By:	/s/ Anthony Martin Orrell
Name:	Anthony Martin Orrell
Title:	Director B

TRONOX WORLDWIDE PTY LIMITED, acting as Managing Partner of TRONOX HOLDINGS EUROPE C.V.

By:	/s/ Steven A. Kaye
Name:	Steven A. Kaye
Title:	Director

TRONOX PIGMENTS (NETHERLANDS) B.V.

By:	/s/ Steven A. Kaye
Name:	Steven A. Kaye
Title:	Director

TRONOX PIGMENTS (HOLLAND) B.V.

By:	/s/ Steven A. Kaye
Name:	Steven A. Kaye
Title:	Director

BANK OF AMERICA, N.A.,
as Lender, Administrative Agent and Collateral Agent

By:	/s/ Christine Trotter
Name: Christine Trotter
Title: Assistant Vice President

Lender Consents on file with the Administrative Agent